Exhibit 99.1

Fleet Status Report

17 October 2013

New Contracts Show Strength of Jackup Market

Ensco signed several new jackup contracts, including a multi-year term for ENSCO 54 with Saudi Aramco in the Middle East. ENSCO 68 and ENSCO 81 signed one-year contracts with Chevron in the U.S. Gulf of Mexico at increasing day rates. ENSCO 105 signed a one-year contract with Shell in Malaysia at a higher day rate.

ENSCO 54

ENSCO 68

ENSCO 81

ENSCO 105

Ensco plc Fleet Status Report 17 October 2013
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Floaters
North & South America (excluding Brazil)
ENSCO DS-3	Drillship, DP3 Samsung	10000/12000	BP	High 490s	U.S. Gulf of Mexico	Jun. 16	Zero rate for 11 days in 3Q13. Plus cost adjustments
ENSCO DS-5	Drillship, DP3 Samsung	10000/12000	Petrobras	Mid 430s	U.S. Gulf of Mexico	Jul. 16	Zero rate for 25 days in 3Q13 and approx. 13 days in 4Q13. Eligible for bonus opportunity up to 17%, plus cost adjustments
ENSCO 8500	Semisubmersible DP	8500/10000	Anadarko/Eni	Low 300s	U.S. Gulf of Mexico	Sep. 14	Planned inspection for approx. 20 days in 1Q14. Plus cost adjustments and three 1-year same-rate options
ENSCO 8501	Semisubmersible DP	8500/10000	Noble Energy	Mid 520s	U.S. Gulf of Mexico	Aug. 14	Planned inspection for approx. 20 days in 2Q14. Plus cost adjustments and three 1-year unpriced options
ENSCO 8502	Semisubmersible DP	8500/10000	Marathon	Low 530s	U.S. Gulf of Mexico	1Q15	Zero rate for approx. 8 days in 4Q13. -----. Next to Stone Feb. 14 to Sep. 14, low 530s. Then expect to work into 1Q15
ENSCO 8503	Semisubmersible DP	8500/10000	Cobalt	High 540s	U.S. Gulf of Mexico	2Q14	Plus approx. $54,000 per day for reimbursable mobilization expenses and upgrade costs amortized Dec. 11 to Dec. 13. Plus cost adjustments. Then expect to work into 2Q14
ENSCO 8505	Semisubmersible DP	8500/10000	Anadarko/Apache/ Noble Energy	High 480s	U.S. Gulf of Mexico	Jul. 14	Plus cost adjustments and two 1-year unpriced options
ENSCO 8506	Semisubmersible DP	8500/10000	Anadarko	High 530s	U.S. Gulf of Mexico	Jul. 15	Plus cost adjustments

Ensco plc Fleet Status Report 17 October 2013
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Floaters
Brazil
ENSCO DS-4	Drillship, DP3 Samsung	10000/12000	BP	Mid 550s	Brazil	Jul. 16	Plus cost adjustments
ENSCO 7500	Semisubmersible DP	8000	Petrobras	Low 320s	Brazil	Aug. 14
Zero rate for 32 days in 3Q13 and approx. 14 days in 4Q13. Eligible for bonus opportunity up to 5%. Plus approx. $20,000 per day for mobilization revenue and expenses amortized Jan. 12 to Aug. 14. Plus cost adjustments

ENSCO 6001	Semisubmersible - DP Megathyst	5700	Petrobras	Mid 370s	Brazil	Jun. 18	Planned shipyard upgrade for approx. 45 days in 2014, mid 210s. Plus approx. $12,000 per day amortized Jun. 13 to Jun. 18 for capital upgrades. Plus cost adjustments
ENSCO 6002	Semisubmersible - DP Megathyst	5700	Petrobras	Mid 370s	Brazil	Jul. 18
Zero rate for approx. 5 days in 4Q13. Planned shipyard upgrade for approx. 45 days in 2014, mid 210s. Plus approx. $12,000 per day amortized Jul. 13 to Jul. 18 for capital upgrades. Plus cost adjustments

ENSCO 6003	Semisubmersible - DP Megathyst	5700	Petrobras	Low 320s	Brazil	Jan. 17	Zero rate for 7 days in 3Q13 and approx. 7 days in 4Q13. Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 6004	Semisubmersible - DP Megathyst	5700	Petrobras	Low 320s	Brazil	Oct. 16	Zero rate for 18 days in 3Q13. Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 5002(*)	Semisubmersible - Conv Aker H-3	1000	OGX	Low 220s	Brazil	Nov. 13
ENSCO 5004(*)	Semisubmersible - Conv F & G Enhanced Pacesetter	1500	OGX	Mid 230s	Brazil	Nov. 13
Mobilize to the Mediterranean ----- upon completion of current contract for contract preparations. Next to Mellitah from 2Q14 to 4Q16, initial rate low 300s at commencement. Plus periodic rate increases resulting in mid 310s average rate over contract. Plus mob fee to be amortized over primary contract term

ENSCO 6000	Semisubmersible - DP Amethyst	3400/4000	Petrobras	Mid 270s	Brazil	Apr. 14	Currently outfitted for workover activity
(*)We previously disclosed on our 30 July 2013 conference call that our second quarter 2013 balance sheet included $18 million of OGX receivables associated with ENSCO 5002 and ENSCO 5004 drilling services.  During third quarter 2013, only $2 million of these receivables were collected.
Additionally, we previously disclosed that our third quarter 2013 revenue outlook included $27 million of OGX revenue backlog for ENSCO 5002 and ENSCO 5004. Based on information currently available, we anticipate that we will not recognize revenue in connection with OGX for third quarter 2013.

Ensco plc Fleet Status Report 17 October 2013
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Floaters
Europe & Mediterranean
ENSCO 5006	Semisubmersible - Conv Bingo 8,000	6200/7500	Noble Energy	Low 430s	-----Israel	Dec. 17
Next mobilize to Singapore shipyard in early Jan. 14 under contract to Inpex for 40 month drilling program in Australia with estimated commencement 3Q14, initially low 460s. Plus periodic rate increases resulting in low 490s average rate over drilling program. Plus estimate of $164,000 per day amortized over the duration of the drilling program for capital upgrades and day rates during shipyard stay and mobilizations

Middle East & Africa
ENSCO DS-1	Drillship - DP Gusto 10,000	6000/10000	TOTAL	High 350s	Angola	Mar. 16	Zero rate for 13 days in 3Q13. Planned inspection and upgrade for approx. 60 days in 2Q14. Plus cost adjustments and unpriced options. Eligible for bonus opportunity up to 5%
ENSCO DS-2	Drillship - DP Gusto 10,000	6000/10000	Inspection		Angola	2Q15	Planned inspection and maintenance for 59 days in 3Q13 and approx. 45 days in 4Q13. Next to Total Nov. 13 to Nov. 14, high 430s. Then mobilize to shipyard for survey and capital upgrade to 2Q15
ENSCO DS-6	Drillship, DP3 Samsung	10000/12000	BP	Mid 530s	Angola	Feb. 18
Plus approx. $102,000 per day amortized Feb.13 to Feb. 18 for special day rate ahead of mobilization, upgrade costs and reimbursable mobilization expenses. Plus cost adjustments and two 1-year options at mutually agreed rates

ENSCO DS-7	Drillship, DP3 Samsung	10000/12000	Delivered/Mobilizing/ Load Out		Angola	Dec. 16
Contracted to Total from Dec. 13 to Dec. 16, initial rate mid 610s for first 90 days after commencement. Plus periodic rate increases resulting in high 640s average rate over three-year contract. Mob fee of $31 million to be amortized over primary contract term

ENSCO 5001	Semisubmersible - Conv Sonat	5000/6500	PetroSA	Mid 280s	South Africa	Jan. 15	Zero rate for 12 days in 3Q13. Plus approx. $7,500 per day for reimbursable mobilization expenses amortized Jan. 13 to Jan. 15. Plus two 1-well options, low 320s
ENSCO 5000	Semisubmersible - Conv Neptune Pentagon	2300/2650	-----Shipyard		South Africa		Planned inspection

Ensco plc Fleet Status Report 17 October 2013
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Floaters
Asia & Pacific Rim
ENSCO 8504	Semisubmersible DP	8500/10000	Shell	Mid 550s	Malaysia	May 15	Planned inspection for approx. 10 days in 3Q14. Plus cost adjustments and two 6-month same-rate options. Plus approx. $8,000 per day for mobilization amortized Jul.13 to May 15
ENSCO 5005	Semisubmersible - Conv F & G Enhanced Pacesetter	1500/1700	Shipyard		Singapore	1Q14	Planned inspection and shipyard upgrades

Under Construction
ENSCO DS-8	Drillship, DP3 Samsung GF12000	10000/12000	Under construction		South Korea	3Q14
ENSCO DS-9	Drillship, DP3 Samsung GF12000	10000/12000	Under construction		South Korea	4Q14
ENSCO DS-10	Drillship, DP3 Samsung GF12000	10000/12000	Under construction		South Korea	3Q15

(1) For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.
(2) Estimated available date for rig after current and follow-on contracts (excluding option period) and shipyard stays have been completed. For newbuild rigs without a contract, the estimated available date is the expected delivery date from the shipyard.

Ensco plc Fleet Status Report 17 October 2013
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(1)	Comments
Jackups
North & South America (excluding Brazil)
U.S. Gulf of Mexico
ENSCO 68	MLT 84-CE	400	Chevron	Mid 130s	Gulf of Mexico	Jan. 15	Zero rate for approx. 15 days in 1Q14. Day rate does not include certain extra reimbursable costs. Rate increases Jan. 14 to mid 140s
ENSCO 69	MLT 84-Slot	300	Cold stacked		Gulf of Mexico
ENSCO 75	MLT Super 116-C	400	-----Fieldwood	High 130s	Gulf of Mexico	Jan. 14	Zero rate for approx. 12 days in 4Q13 for planned maintenance. Plus cost adjustments
ENSCO 81	MLT 116-C	350	Stone	High 130s	Gulf of Mexico	Jan. 15	Next to Chevron Feb. 14 to Jan. 15, mid 140s
ENSCO 82	MLT 116-C	300	Energy XXI	Low 140s	Gulf of Mexico	Sep. 14	Plus cost adjustments
ENSCO 86	MLT 82 SD-C	250	-----Fieldwood	Low 110s	Gulf of Mexico	Dec. 13	-----
ENSCO 87	MLT 116-C	350	-----Fieldwood	Low 140s	Gulf of Mexico	Jan. 14
ENSCO 90	MLT 82 SD-C	250	Energy XXI/ Chevron	Low 110s	Gulf of Mexico	Feb. 14	Assigned to Chevron for remainder of contract term. Zero rate for approx. 15 days in 4Q13. Next to Ankor Nov. 13 to Feb. 14, mid 120s
ENSCO 99	MLT 82 SD-C	250	Energy XXI	Mid 120s	Gulf of Mexico	Jul. 14	-----. Zero rate for approx. 14 days in 2Q14 for planned maintenance
Pride Wisconsin	MLT-Slot	300	Cold stacked		Gulf of Mexico

Mexico
ENSCO 83	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Oct. 16
ENSCO 89	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Nov. 15	Planned inspection 4Q13 for approx. 14 days
ENSCO 93	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Jun. 15
ENSCO 98	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Aug. 15

Ensco plc Fleet Status Report 17 October 2013
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(1)	Comments
Jackups
Europe
North Sea
ENSCO 70	Hitachi K1032N	250	RWE Dea	Mid 140s	UK	May 16
Next planned shipyard upgrade and inspection for approx. 10 days in 4Q13 and approx. 80 days in 1Q14. Then to RWE Dea Mar. 14 to May 14, mid 140s. Plus one 1-well unpriced option. Then to Maersk in Denmark to May 16, low 160s. Plus approx. $18,000 per day for reimbursable upgrade costs and day rate during shipyard stay amortized Sep. 14 to Aug. 16. Plus cost adjustments and three 1-year unpriced options

ENSCO 71	Hitachi K1032N	225	Maersk	Low 140s	Denmark	May 14	Plus two 1-year options at escalating day rates and one 1-year at mutually agreed rate
ENSCO 72	Hitachi K1025N	225	Maersk	Low 140s	Denmark	Aug. 14	Plus two 1-year options at escalating day rates and one 1-year option at mutually agreed rate
ENSCO 80	MLT 116-CE	225	EOG	High 90s	UK	Apr. 17	Planned inspection for approx. 20 days in 1Q14. Rate increases Jan. 14 to low 130s, plus cost adjustments. Then to GDF Apr. 14 to Apr. 17, high 130s. Plus cost adjustments and unpriced option
ENSCO 92	MLT 116-C	225	-----Tullow	High 140s	Netherlands	Aug. 15	-----. Next to O.N.E. Jan. 14 to May 14, mid 140s. Planned inspection for approx. 14 days in 2Q14. Then to ConocoPhillips in UK Jun. 14 to Aug. 15, low 160s. All with cost adjustments
ENSCO 100	MLT 150-88-C	350	Ithaca	Mid 160s	UK	Dec. 14	Plus cost adjustments and two 1-well options
ENSCO 101	KFELS MOD V-A	400	Tullow	High 210s	UK	Oct. 15	Plus cost adjustments. Next to BP Oct. 13 to Oct. 15, low 220s. Plus cost adjustments and two 6-month unpriced options
ENSCO 102	KFELS MOD V-A	400	ConocoPhillips	Low 210s	UK	Jun. 16	Rate firm for 8 wells (est. through Apr. 15) thereafter at mutually agreed rate. Plus cost adjustments and unpriced options
ENSCO 120	ENSCO 120 Series	400	Delivered/Mobilizing/ Load Out		UK	Apr. 15	Contracted to Nexen from Dec. 13 to Apr. 15, low 230s. Plus cost adjustments and eleven 1-well options. Mob fee of approx. $8 million to be amortized over primary contract term

Ensco plc Fleet Status Report 17 October 2013
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(1)	Comments
Jackups
Middle East & Africa
Middle East
ENSCO 54	F&G L-780 Mod II-C	300	BG	Mid 140s	India	Oct. 17
-----. -----. Mobilize to shipyard in May 14 for capital upgrades. Next to Saudi Aramco Oct. 14 to Oct. 17, mid 110s. Plus approx. $39,000 per day for upgrade costs and mobilization amortized Oct. 14 to Oct. 17. Plus one 1-year priced option

ENSCO 58	F&G L-780 Mod II	250	Saudi Aramco	Mid 60s	Saudi Arabia	Jan. 14	Plus one 1-year same rate option
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Low 100s	Saudi Arabia	Jul. 14	Planned inspection for approx. 21 days in 2Q/3Q14. Plus one 1-year option, high 150s
ENSCO 84	MLT 82 SD-C	250	Saudi Aramco	Low 60s	Saudi Arabia	Nov. 14	Plus one 1-year option, mid 70s
ENSCO 88	MLT 82 SD-C	250	Shipyard		Qatar	Nov. 16	Planned shipyard upgrade and mobilization for 92 days in 3Q13 and approx. 45 days in 4Q13. Then to Saudi Aramco Nov. 13 to Nov. 16, low 100s. Plus one 1-year priced option
ENSCO 91	Hitachi Zosen Drill Hope C-150	270	Saudi Aramco	High 60s	Saudi Arabia	Aug. 14	Planned inspection for approx. 21 days in 4Q14. Plus one 1-year option, mid 90s
ENSCO 94	Hitachi 250-C	250	Saudi Aramco	Low 100s	Saudi Arabia	Jun. 16	Planned inspection for approx. 14 days in 3Q14. Plus one 1-year priced option
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Low 60s	Saudi Arabia	Nov. 14	Planned shipyard upgrade for approx. 30 days in 4Q13 and approx. 50 days in 1Q14. Plus one 1-year option, mid 70s
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Low 60s	Saudi Arabia	Nov. 14	Planned shipyard upgrade for approx. 65 days in 1Q14 and approx. 15 days in 2Q14. Plus one 1-year option, mid 70s

Ensco plc Fleet Status Report 17 October 2013
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(1)	Comments
Jackups
Asia & Pacific Rim
Southeast Asia / Australia
ENSCO 52	F&G L-780 Mod II-C	300	Murphy	Mid 80s	Malaysia	Aug. 14	Plus cost adjustments and one 1-year unpriced option. Plus $15,000 per day for upgrade costs amortized Jun. 13 to Nov. 13
ENSCO 53	F&G L-780 Mod II-C	300	Shell	Low 100s	Malaysia	Feb. 16	Inspection for 14 days in 3Q13. Mobilize to Abu Dhabi in late Dec. 13. Next to NDC Feb. 14 to Feb. 16, low 100s. Plus two 1-year unpriced options
ENSCO 56	F&G L-780 Mod II-C	300	Pertamina	Mid 110s	Indonesia	Jul. 15	Shipyard upgrade and mobilization for 7 days in 3Q13. Plus approx. $3,000 per day for mobilization amortized Jul. 13 to Jul. 15. Plus one 8-month unpriced option
ENSCO 67	MLT 84-CE	400	Pertamina	Mid 130s	Indonesia	Mar. 16	Plus one 8-month unpriced option
ENSCO 85	MLT 116-C	300	Pertamina	Mid 130s	Indonesia	Feb. 14	Plus approx. $7,000 per day for mobilization amortized Jan. 13 to Jan. 14. Plus one 8-month unpriced option
ENSCO 104	KFELS MOD V-B	400	ENI	High 220s	Australia	Mar. 14	Plus cost adjustments. Plus approx. $16,000 per day for mobilization amortized Jun. 13 to Mar. 14
ENSCO 105	KFELS MOD V-B	400	Petronas Carigali	Mid 150s	Malaysia	Nov. 14
Mobilization and contract preparations for approx. 16 days in 4Q13. Next to Shell from Nov. 13 to Nov. 14, low 160s. Plus approx. $7,000 per day for mobilization amortized Nov. 13 to Nov. 14. Plus cost adjustments and one 6-month unpriced option and one 1-year unpriced option

ENSCO 106	KFELS MOD V-B	400	Newfield	Low 140s	Malaysia	Oct. 14	Rate increases mid Oct. 13 to mid 150s, plus cost adjustments
ENSCO 107	KFELS MOD V-B	400	Mitra/ENI	Low 170s	Vietnam	Jan. 15
Assigned to ENI. Next to Mitra Energy from Nov. 13 to Jan. 14, low 170s. Then contract preparations and mobilization for approx. 56 days in 1Q14 in advance of drilling operations for OMV in New Zealand Mar. 14 to Jan. 15, low 230s. Day rate earned during contract preparations and mob fee to be amortized over primary contract term. Plus cost adjustments and one 90-day unpriced option

ENSCO 108	KFELS MOD V-B	400	PTTEP	Mid 130s	Thailand	Apr. 14	Plus approx. $2,000 per day for upgrade costs amortized Apr. 12 to Apr. 14
ENSCO 109	KFELS MOD V-Super B	350	PTTEP	Low 200s	Australia	Dec. 13	Plus approx. $41,000 per day for mobilization amortized Sep. 13 to Nov. 13

Ensco plc Fleet Status Report 17 October 2013
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(1)	Comments
Jackups
Asia & Pacific Rim
Under Construction
ENSCO 121	ENSCO 120 Series	400	Under construction/ Contracted		Singapore	2Q16	Contracted to Wintershall in Danish and Dutch sector from 2Q14 to 2Q16, low 230s. Plus one 1-year unpriced option. Mob fee of approx. $8 million to be amortized over primary contract term
ENSCO 122	ENSCO 120 Series	400	Under construction		Singapore	3Q14
ENSCO 110	KFELS MOD V-B	400	Under construction		Singapore	1Q15

(1) Estimated available date for rig after current and follow-on contracts (excluding option period) and shipyard stays have been completed. For newbuild rigs without a contract, the estimated available date is the expected delivery date from the shipyard.

Ensco plc Fleet Status Report 17 October 2013
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(1)	Comments
Other
Deepwater Drilling Management
Thunderhorse	Deepwater Semisubmersible	6000	BP	Low 100s	U.S. Gulf of Mexico	Jan. 14	Plus three 1-year priced options, plus cost adjustments
Mad Dog	Deepwater Spar Drilling Rig	4500	BP	Low 60s	U.S. Gulf of Mexico	Jan. 15	Plus one 1-year priced option, plus cost adjustments

(1) Estimated available date for rig after current and follow-on contracts (excluding option period) and shipyard stays have been completed. For newbuild rigs without a contract, the estimated available date is the expected delivery date from the shipyard.

Definitions and Disclaimers

Day Rate Definition. The day rates reflected in this Fleet Status Report are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, the Company occasionally negotiates special rates with customers as noted in the comments that reduce revenues recognized during the contract term. Significant zero rate estimates are reflected in the comments section.

Forward Looking Statement. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words and specifically include statements involving future rig day rates; cost adjustments; utilization; estimated rig availability; contract duration, status, terms and other contract commitments; customers; rig enhancement projects; new rig commitments; the expected period of time and number of rigs that will be in a shipyard for repairs, maintenance, enhancement or construction; and scheduled delivery dates for new rigs. Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including governmental regulatory, legislative and permitting requirements affecting drilling operations; changes in worldwide rig supply and demand, competition and technology; future levels of offshore drilling activity; downtime and other risks associated with offshore rig operations, relocations, severe weather or hurricanes; possible cancellation or suspension of drilling contracts as a result of mechanical difficulties, performance or other reasons; risks inherent to shipyard rig construction, repair, maintenance or enhancement; actual contract commencement dates; environmental or other liabilities, risks or losses; our ability to attract and retain skilled personnel on commercially reasonable terms; governmental action, civil unrest and political and economic uncertainties; terrorism, piracy and military action; and the outcome of litigation, legal proceedings, investigations or other claims or contract disputes.  In addition to the numerous factors described above, you should also carefully read and consider “Item 1A. Risk Factors” in Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recent annual report on Form 10-K, as updated in our subsequent quarterly reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov or on the Investor Relations section of our website at www.enscoplc.com.  Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.